UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2006

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

(as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2006, providing for, inter alia, the issuance of People’s Financial Realty Mortgage Securities Trust, Series 2006-1 Mortgage-Backed Certificates)

People’s Choice Home Loan Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-125734	92-0181950
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

7515 Irvine Center Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 341-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events

The Registrant registered issuances of its People’s Financial Realty Mortgage Securities Trust, Series 2006-1 Mortgage-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-125734) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $984,107,000 aggregate principal amount of Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 2A1, Class 2A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class B1 Certificates (collectively, the “Certificates”) on August 9, 2006. This Current Report on Form 8-K includes copies of the operative agreements executed in connection with the issuance of the Certificates, forms of such agreements were filed as exhibits to the Registration Statement.

The Certificates will be issued pursuant to a pooling and servicing agreement, dated and effective as of July 1, 2006, among the Registrant, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer and securities administrator (the “Master Servicer” and the “Securities Administrator,” respectively), HSBC Bank USA, National Association, as trustee (the “Trustee”), EMC Mortgage Corporation, as servicer (the “Servicer”), and People’s Choice Home Loan, Inc., as subservicer and as seller (the “Subservicer” and the “Seller,” respectively), under which was formed the People’s Financial Realty Mortgage Securities Trust, Series 2006-1, a Delaware statutory trust (the “Issuing Entity”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.1.

The Certificates will be backed by one- to four-family, hybrid adjustable- and fixed-rate, fully amortizing, dual-amortizing or balloon, first- and second-lien, conforming and nonconforming subprime residential mortgage loans (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”), conveyed to the Issuing Entity pursuant to the Pooling and Servicing Agreement. The Mortgage Loans were conveyed by the Seller to the Registrant on the Closing Date pursuant to a mortgage loan purchase agreement, dated as of July 1, 2006 (the “Mortgage Loan Purchase Agreement”), by and between the Seller and the Registrant. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.3. Servicing of the Mortgage Loans shall occur pursuant to a servicing agreement, dated as of July 1, 2006 (the “Servicing Agreement”), among the Servicer, the Master Servicer, the Subservicer (pursuant to the Subservicing Agreement defined below) and the Trustee. The Servicing Agreement is attached as Exhibit 4.2.1 hereto. A subservicing agreement (the “Subservicing Agreement”), dated as of July 1, 2006, by and among the Servicer and the Seller, as seller and as subservicer, states that the Subservicer shall service the Mortgage Loans and provide all reports required under the Servicing Agreement, in all cases, in the same manner and subject to the same terms as if the Subservicer were the Servicer under the Servicing Agreement. The Subservicing Agreement is attached as Exhibit 4.6 hereto. In addition, the assets of the Issuing Entity include the novations and confirmations dated August 9, 2006, and the exhibits thereto (the “Derivative Agreements”), by and among the Master Servicer, as the supplemental interest trust trustee for the supplemental interest trust of the Issuing Entity or the Seller and The Bank of New York, which will benefit the holders of the Certificates by (i) offsetting any interest rate risk associated with fluctuations in LIBOR, (ii) diminishing the basis risk associated with the hybrid adjustable-rate mortgage loans in the mortgage pool, and (iii) providing additional credit enhancement to protect against losses sustained in connection with the Mortgage Loans. The Derivative Agreements are attached hereto as Exhibit 99.4.

The Certificates were sold pursuant to the underwriting agreement, dated August 2, 2006 (the “Underwriting Agreement”), by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 2, 2006, by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and UBS Securities LLC

4.1.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2006, among the Registrant, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, HSBC Bank USA, National Association, as trustee, EMC Mortgage Corporation, as servicer, and People’s Choice Home Loan, Inc., as subservicer and as seller

4.2.1	Servicing Agreement, dated as of July 1, 2006, among EMC Mortgage Corporation, as servicer, Wells Fargo Bank, N.A., as master servicer, People’s Choice Home Loan, Inc., as subservicer and HSBC Bank USA, National Association, as trustee

4.6	Subservicing Agreement, dated as of July 1, 2006, by and among EMC Mortgage Corporation, as servicer, and People’s Choice Home Loan, Inc., as seller and as subservicer

5.1	Legality Opinion of Hunton & Williams LLP, dated as of August 9, 2006

8.2	Tax Opinion of Hunton & Williams LLP regarding the REMIC Certificates, dated as of August 9, 2006

99.1	Custodial Agreement, dated as of July 1, 2006, by and among HSBC Bank USA, National Association, not individually but solely as trustee under the Pooling and Servicing Agreement (Exhibit 4.1.1 above), People’s Choice Home Loan Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer, securities administrator, and custodian, EMC Mortgage Corporation, as servicer under the Servicing Agreement (Exhibit 4.2.1 hereto), and People’s Choice Home Loan, Inc., as subservicer under the Pooling and Servicing Agreement and the Servicing Agreement

99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, by and between the Seller and the Registrant

99.4	Derivative Agreements, by and among the Wells Fargo Bank, N.A., as the supplemental interest trust trustee for the supplemental interest trust of the Issuing Entity or the Seller and The Bank of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (Registrant)

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Treasurer, CFO and CAO

Dated: August 22, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	1.1	Underwriting Agreement, dated August 2, 2006, by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and UBS Securities LLC

2	4.1.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2006, among the Registrant, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, HSBC Bank USA, National Association, as trustee, EMC Mortgage Corporation, as servicer, and People’s Choice Home Loan, Inc., as subservicer and as seller

3	4.2.1	Servicing Agreement, dated as of July 1, 2006, among EMC Mortgage Corporation, as servicer, Wells Fargo Bank, N.A., as master servicer, People’s Choice Home Loan, Inc., as subservicer and HSBC Bank USA, National Association, as trustee

4	4.6	Subservicing Agreement, dated as of July 1, 2006, by and among EMC Mortgage Corporation, as servicer, and People’s Choice Home Loan, Inc., as seller and as subservicer

5	5.1	Legality Opinion of Hunton & Williams LLP dated as of August 9, 2006

6	8.2	Tax Opinion of Hunton & Williams LLP regarding the REMIC Certificates, dated as of August 9, 2006

7	99.1	Custodial Agreement, dated as of July 1, 2006, by and among HSBC Bank USA, National Association, not individually but solely as trustee under the Pooling and Servicing Agreement (Exhibit 4.1.1 above), People’s Choice Home Loan Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer, securities administrator, and custodian, EMC Mortgage Corporation, as servicer under the Servicing Agreement (Exhibit 4.2.1 hereto), and People’s Choice Home Loan, Inc., as subservicer under the Pooling and Servicing Agreement and the Servicing Agreement

8	99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, by and between the Seller and the Registrant

9	99.4	Derivative Agreements, by and among the Wells Fargo Bank, N.A., as the supplemental interest trust trustee for the supplemental interest trust of the Issuing Entity or the Seller and The Bank of New York